UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: March 31, 2007
(Date of earliest event reported)
AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 301E, Boca Raton, Florida	33431

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (561) 999-8700
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposal of Assets.
On March 31, 2007 Agilysys, Inc. and its wholly-owned subsidiary, Agilysys Canada Inc., (together, “Agilysys” or “Company”) completed the previously announced sale of the assets and operations of its KeyLink Systems Distribution Business (“KeyLink Systems”) to Arrow Electronics, Inc. and its wholly-owned subsidiaries, Arrow Electronics Canada Ltd. and Support Net, Inc., (together, “Arrow”) pursuant to an Asset Purchase Agreement dated January 2, 2007 by and among Agilysys as the seller and Arrow as the buyer. The Asset Purchase Agreement was filed with the Securities and Exchange Commission on Form 8-K dated January 5, 2007. The sale price was $485 million in cash and is subject to a working capital adjustment to be determined shortly after close.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of Agilysys after giving effect to the sale of KeyLink Systems to Arrow, the receipt of net proceeds from the sale, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.
The unaudited pro forma consolidated balance sheet as of December 31, 2006 gives effect to the transaction and adjustments as if they had occurred on the date of the balance sheet. The unaudited pro forma consolidated statements of operations for the nine months ended December 31, 2006 and the fiscal years ended March 31, 2006, 2005, and 2004 give effect to the transaction and adjustments as if they had occurred on April 1, 2003 and carried forward through the latest interim period presented.
The unaudited pro forma consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended March 31, 2006.
The unaudited pro forma consolidated financial statements, including the notes thereto, are not necessarily indicative of what the actual financial results would have been had the transaction taken place on the dates indicated and do not purport to indicate the results of future operations.
The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of filing this Form 8-K.
The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X.

Agilysys, Inc.
Unaudited Condensed Consolidated Pro Forma Balance Sheet
December 31, 2006
(In Thousands)

		Sale of
		KeyLink
		Systems
		Distribution		Pro Forma
	As Reported	Business		Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$101,010	—		$473,700	(b)	$574,710
Accounts receivable, net	455,866	(303,264)	(a)	—		152,602
Inventories, net	62,547	(52,641)	(a)	—		9,906
Deferred income taxes	8,243	—		—		8,243
Prepaid expenses and other current assets	6,126	(2,513)	(a)	—		3,613
Assets of discontinued operations	431	—		—		431

Total current assets	634,223	(358,418)				749,505
Goodwill	191,374	—		(109,274)	(c)	82,100
Intangible assets, net	9,447	—		—		9,447
Investments in affiliated companies	16,352	—		—		16,352
Other non-current assets	30,760	(2,024)	(a)	—		28,736
Property and equipment, net	25,554	(10,663)	(a)	—		14,891

Total assets	$907,710	$(371,105)				$901,031

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$402,083	$(334,201)	(a)	—		$67,882
Accrued liabilities	48,675	(1,904)	(a)	—		46,771
	—	—		$142,800	(d)	142,800
	—	—		2,000	(c)	2,000
Current portion of long-term debt	157	—		—		157
Liabilities of discontinued operations	672	—		—		672

Total current liabilities	451,587	(336,105)				260,282
Deferred income taxes	15,764	—		—		15,764
Other non-current liabilities	22,457	—		—		22,457
Shareholders’ equity	417,902	—		295,900	(d)	713,802
	—	—		(111,274)	(c)	(111,274)

Total liabilities and shareholders’ equity	$907,710	$(336,105)				$901,031

Agilysys, Inc.
Unaudited Condensed Consolidated Pro Forma Statement of Operations
Nine Months Ended December 31, 2006
(In Thousands, Except Share and Per Share Data)

		Sale of
		KeyLink
		Systems
		Distribution		Pro Forma
	As Reported	Business		Adjustments		Pro Forma
Net sales	$1,358,788	$(1,002,436)	(e)	—		$356,352
Cost of goods sold	1,173,911	(907,071)	(e)	—		266,840

Gross margin	184,877	(95,365)	(e)			89,512
Operating expenses
Selling, general, and administrative expenses	131,054	(51,460)	(e)	18,293	(f)	97,887
Restructuring charges	45	—		—		45

Operating income	53,778	(43,905)	(e)			(8,420)
Other (income) expense
Other expense, net	1,135	85	(e)	—		1,220
Interest income, net	(1,929)	1,264	(e)	—		(665)

Income before income taxes	54,572	(45,254)	(e)			(8,975)
Income tax provision	22,347	(17,527)	(g)	(7,085)	(g)	(2,265)

Income from continuing operations	$32,225	$(27,727)	(e)			$(6,710)

Earnings per share from continuing operations
Basic	$1.05					$(0.22)
Diluted	$1.04					$(0.22)

Weighted average shares outstanding
Basic	30,560,827					30,560,827
Diluted	30,988,004					30,988,004

Agilysys, Inc.
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the Fiscal Year Ended March 31, 2006
(In Thousands, Except Share and Per Share Data)

		Sale of
		KeyLink
		Systems
		Distribution		Pro Forma
	As Reported	Business		Adjustments		Pro Forma
Net sales	$1,742,460	$(1,273,476)	(e)	—		$468,984
Cost of goods sold	1,513,481	(1,151,466)	(e)	—		362,015

Gross margin	228,979	(122,010)	(e)			106,969
Operating expenses
Selling, general, and administrative expenses	167,779	(65,928)	(e)	24,033	(f)	125,884
Restructuring charges	5,337	—		—		5,337

Operating income	55,863	(56,082)	(e)			(24,252)
Other (income) expense
Other income, net	(1,389)	295	(e)	—		(1,094)
Interest expense, net	1,748	(1,332)	(e)	—		416
Loss on redemption of mandatorily redeemable convertible trust preferred securities	4,811	—		—		4,811

Income before income taxes	50,693	(55,045)	(e)			(28,385)
Income tax provision	21,158	(22,183)	(g)	(9,685)	(g)	(10,710)
Distributions on mandatorily redeemable convertible trust preferred securities, net of taxes	900	—		—		900

Income from continuing operations	$28,635	$(32,862)	(e)			$(18,575)

Earnings per share from continuing operations
Basic	$0.96					$(0.62)
Diluted	$0.91					$(0.62)

Weighted average shares outstanding
Basic	29,935,200					29,935,200
Diluted	32,480,576					32,480,576

Agilysys, Inc.
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the Fiscal Year Ended March 31, 2005
(In Thousands, Except Share and Per Share Data)

		Sale of
		KeyLink
		Systems
		Distribution		Pro Forma
	As Reported	Business		Adjustments		Pro Forma
Net sales	$1,622,925	$(1,245,896)	(e)	—		$377,029
Cost of goods sold	1,415,477	(1,126,902)	(e)	—		288,575

Gross margin	207,448	(118,994)	(e)			88,454
Operating expenses
Selling, general, and administrative expenses	164,470	(72,875)	(e)	22,699	(f)	114,294
Restructuring charges	515	—		—		515

Operating income	42,463	(46,119)	(e)			(26,355)
Other (income) expense
Other income, net	(1,984)	(28)	(e)	—		(2,012)
Interest expense, net	3,207	(2,341)	(e)	—		866

Income before income taxes	41,240	(43,750)	(e)			(25,209)
Income tax provision	15,725	(17,631)	(g)	(9,148)	(g)	(11,054)
Distributions on mandatorily redeemable convertible trust preferred securities, net of taxes	5,153	—		—		5,153

Income from continuing operations	$20,362	$(26,119)	(e)			$(19,308)

Earnings per share from continuing operations
Basic	$0.72					$(0.69)
Diluted	$0.69					$(0.69)

Weighted average shares outstanding
Basic	28,100,612					28,100,612
Diluted	36,989,981					36,989,981

Agilysys, Inc.
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the Fiscal Year Ended March 31, 2004
(In Thousands, Except Share and Per Share Data)

		Sale of
		KeyLink
		Systems
		Distribution		Pro Forma
	As Reported	Business		Adjustments		Pro Forma
Net sales	$1,403,216	$(1,060,755)	(e)	—		$342,461
Cost of goods sold	1,222,314	(952,382)	(e)	—		269,932

Gross margin	180,902	(108,373)	(e)			72,529
Operating expenses
Selling, general, and administrative expenses	142,436	(69,847)	(e)	20,142	(f)	92,731
Restructuring charges	2,516	—		—		2,516

Operating income	35,950	(38,526)	(e)			(22,718)
Other (income) expense
Other income, net	(6,687)	86	(e)	—		(6,601)
Interest expense, net	8,068	(6,939)	(e)	—		1,129
Loss on retirement of Senior Notes	8,595	—		—		8,595
Gain on redemption of mandatorily redeemable convertible trust preferred securities	(734)	—		—		(734)

Income before income taxes	26,708	(31,673)	(e)			(25,107)
Income tax provision	9,684	(12,764)	(g)	(8,117)	(g)	(11,197)
Distributions on mandatorily redeemable convertible trust preferred securities, net of taxes	5,500	—		—		5,500

Income from continuing operations	$11,524	$(18,909)	(e)			$(19,410)

Earnings per share from continuing operations
Basic	$0.42					$(0.70)
Diluted	$0.41					$(0.70)
Weighted average shares outstanding
Basic	27,743,769					27,743,769
Diluted	27,955,865					27,955,865

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
PRO FORMA FINANCIAL STATEMENTS
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 reflects the following adjustments:
(a) Assets sold and liabilities assumed by Arrow under the asset purchase agreement. These unaudited amounts represent KeyLink Systems assets and liabilities which will be sold to buyer as if the transaction had occurred on December 31, 2006.
(b) Reflects estimated proceeds to be received at the closing of sale of KeyLink Systems. The sale price of $485.0 million was reduced by $11.3 million of expenses for estimated transaction-related costs. The unaudited condensed consolidated pro forma statements of operations do not reflect the recognition of these expenses as they are non-recurring in nature; however, these expenses will be reflected in the company’s historical financial statements when the transaction is consummated. Additionally, there is potential for a working capital adjustment. Pursuant to the asset purchase agreement, if the net working capital balance at the time of closing exceeds the target net working capital, as defined in the agreement, then the purchase price will be adjusted upwards in the amount equal to the excess, and if the net working capital balance at the time of closing is less than the target net working capital, as defined in the agreement, then the purchase price will be adjusted downward in an amount equal to the deficiency.
(c) Reflects the anticipated $2.0 million restructuring charge and $109.3 million asset impairment charge for the write-off of goodwill, both directly related to the sale of KeyLink Systems, which will be reflected in the company’s historical financial statements when the transaction is consummated to determine the gain on sale of net assets of KeyLink Systems. The unaudited condensed consolidated pro forma statements of income do not reflect the recognition of these expenses as they are non-recurring in nature.
(d) Reflects the excess of the estimated proceeds identified under (b) over the following:
     (i) The net book value of KeyLink Systems net assets sold of $35.0 million.
     (ii) Estimated taxes of $142.8 million.
The unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 2006 and the fiscal years ended March 31, 2006, 2005 and 2004 reflect the following adjustments:
(e) Elimination of operating results of KeyLink Systems. These amounts represent the unaudited statements of operations for KeyLink Systems for the nine months ended December 31, 2006 and the fiscal years ended March 31, 2006, 2005 and 2004.
(f) Reflects corporate overhead allocations originally charged to KeyLink Systems in the operating results identified under (e) that would be recorded as an expense of the retained business.
(g) Reflects the tax effect of the sale of KeyLink Systems and pro forma adjustments calculated at the statutory rates of 38.7% for the nine months ended December 31, 2006 and 40.3% for the fiscal years ended March 31, 2006, 2005 and 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Martin F. Ellis
Martin F. Ellis
Executive Vice President, Treasurer and Chief Financial Officer
Date: April 5, 2007